Tape Here JMV6110G 04/21 JMV6110G 04/21 Please write legibly. Signature:_____________________________ Date: __________ Signature:__________________________ Date: ___________ Email address: I (We) will notify Jackson of any change to this email address. Name: ____________________________________________________________________________________________________ Address: __________________________________________________________________________________________________ City: __________________________________________________ State: _________________ ZIP: ______________________ Policy Number __________________________________ Owner’s State of Residence __________________ Phone Number __________ – __________ – _________ The computer hardware and software requirements that are necessary to receive, process, and retain electronic communications that are subject to this consent are as follows: To view and download material electronically, you must have a computer with internet access, an active email account, and Adobe Acrobat Reader. If you don’t already have Adobe Acrobat Reader, you can download it free from adobe.com. There is no charge for electronic delivery of electronic communications, although you may incur the costs of Internet access and of such computer and related hardware and software as may be necessary for you to receive, process, and retain electronic communications from Jackson. Please make certain you have given Jackson a current email address. Also let Jackson know if that email address changes. We may need to notify you of a document’s availability through email. You may request paper copies, whether or not you consent or revoke your consent to electronic delivery, at any time, and for no charge. Even if you have given us consent, we are not required to make electronic delivery and we have the right to deliver any communications in paper form. Fold Here I consent to receive by electronic delivery: Jackson® is the marketing name for Jackson National Life Insurance Company® (Home Office: Lansing, Michigan). Jackson National Life Distributors LLC. Issued by Jackson National Life Insurance Company 1 Corporate Way, Lansing, MI 48951 Not FDIC/NCUA insured • May lose value • Not bank/CU guaranteed Not a deposit • Not insured by any federal agency Go paperless Call 1-866-349-4564, log in to Jackson.com, or mail this postage paid card This consent will continue until revoked and will cover delivery to you in the form of an email or by notice to you of a document’s availability on the Jackson National Life Insurance Company (also referred to as Jackson) website. For jointly owned contracts, all Joint Owners are consenting to electronic delivery and use of the single email address below. Please contact the appropriate Jackson Service Center or go to Jackson.com to update your email address, revoke your consent to electronic delivery, or request paper copies. Certain types of correspondence may continue to be delivered by the United States Postal Service for compliance reasons. Registration on Jackson’s website (Jackson.com) is required for electronic delivery of contract-related correspondence. ALL DOCUMENTS Annual statements (Fixed, Fixed Index, and Target Select Annuities only) Periodic and immediate confirmation statements (Variable Products and Fixed Index Annuities only) Other contract-related correspondence Annual and semi-annual reports (Variable Products only) Prospectuses and prospectus supplements (Variable Products only) Perspective Advisory II® Initial Summary Prospectus APRIL 25, 2022

JACKSON PO BOX 24068 LANSING MI 48909-9979 NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES BUSINESS REPLY MAIL IM GNISNALLIAM SSALC-TSRIF PERMIT NO. 600 POSTAGE WILL BE PAID BY ADDRESSEE Artwork for User Defined (3.5" x 8.25") Layout: sample BRM Env with IMB.lyt January 12, 2011 Produced by DAZzle Designer, Version 9.0.05 (c) 1993-2009, Endicia, www.Endicia.com U.S. Postal Service, Serial # IMPORTANT: DO NOT ENLARGE, REDUCE OR MOVE the FIM and POSTNET barcodes. They are only valid as printed! Special care must be taken to ensure FIM and POSTNET barcode are actual size AND placed properly on the mail piece to meet both USPS regulations and automation compatibility standards. JACKSON PO BOX 24068 LANSING MI 48909-9979 NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES BUSINESS REPLY MAIL IM GNISNALLIAM SSALC-TSRIF PERMIT NO. 600 POSTAGE WILL BE PAID BY ADDRESSEE Artwork for User Defined (3.5" x 8.25") Layout: sample BRM Env with IMB.lyt January 12, 2011 Produced by DAZzle Designer, Version 9.0.05 (c) 1993-2009, Endicia, www.Endicia.com U.S. Postal Service, Serial # IMPORTANT: DO NOT ENLARGE, REDUCE OR MOVE the FIM and POSTNET barcodes. They are only valid as printed! Special care must be taken to ensure FIM and POSTNET barcode are actual size AND placed properly on the mail piece to meet both USPS regulations and automation compatibility standards. Fold Here

Supplement Dated October 17, 2022 To The Initial Summary Prospectus Dated April 25, 2022 For PERSPECTIVE ADVISORY II® FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITY Issued by Jackson National Life Insurance Company® through Jackson National Separate Account - I This supplement updates the above-referenced initial summary prospectus. Please read and keep it together with your initial summary prospectus for future reference. To obtain an additional copy of the initial summary prospectus, please contact us at our Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-644-4565; www.jackson.com. Effective October 17, 2022, your initial summary prospectus is revised to update disclosures relating to the direct deduction of advisory fees under our administrative rules, and to accommodate the addition of an Add-On Benefit Advisory Fee Withdrawal Program. The new Add-On Benefit Advisory Fee Withdrawal Program will permit the payment of advisory fees, under our administrative rules, up to an annual amount of 1.25% of Contract Value without negatively impacting your eligible add-on benefit(s). Your initial summary prospectus is revised as follows: Ø In the section titled “Important Information you Should Consider About the Contract” beginning on page 2 of the initial summary prospectus, the following revisions are made: • in the “FEES AND EXPENSES” table, the row titled “Transaction Charges”, the following sentence is added to the end of the paragraph: Under certain circumstances, you may elect to have advisory fees directly deducted from your Contract Value and automatically transmitted to your third party financial professional, subject to certain administrative rules. • in the “RESTRICTIONS” table, the row titled “Optional Benefits”, the following bullet is added: • Under certain circumstances, you may elect to have the advisory fee directly deducted from your Contract Value and automatically transmitted to your third party financial professional, subject to certain administrative rules If you elect to pay your advisory fees via direct deductions under our rules, these deductions will reduce the basic death benefit. Ø In the section titled “Overview of the Contract” beginning on page 4 of the initial summary prospectus, for the question titled “How is my Contract impacted by the deduction of advisory fees?” on page 6 of the initial summary prospectus, the question and answer is deleted and replaced as follows: Q. How is my Contract impacted by the deduction of advisory fees? A. The Contracts are available through third party financial professionals who charge an advisory fee for their services. This advisory fee is in addition to contract fees and expenses disclosed in this prospectus. Under certain circumstances, you may elect to have the advisory fee directly deducted from your Contract Value and automatically transmitted to your third party financial professional, subject to certain administrative rules. If you do elect to pay your advisory fees via direct deductions under our rules, we will not treat such deductions as withdrawals in two specific ways: (i) we will not report them as taxable distributions under your Contract; and (ii) any such deduction will not trigger a reduction in the value of any eligible add-on benefit you elected. It is important to note that deductions to pay advisory fees will always reduce the basic death benefit and your Contract Value on a dollar-for dollar basis, and they are otherwise subject to all contractual provisions and other restrictions and penalties, including minimum withdrawal requirements and Market Value Adjustments. If you make a withdrawal to pay advisory fees without setting up direct deductions under our administrative rules (including the Add-On Benefit Advisory Fee Withdrawal Program, if applicable), your withdrawal will be treated as a standard partial withdrawal under the Contract. This means, in addition to your Contract Value and basic death benefit being reduced, we will reduce the value of any elected add-on benefit(s), and any such withdrawal will be subject to any applicable taxes and tax penalties. Page 1 of 2

Please note that the direct deduction of advisory fees, even under our rules (including the Add-On Benefit Advisory Fee Withdrawal Program) may negatively impact the add-on Earnings Protection Benefit (“EarningsMax”) by reducing the amount of earnings available for use under the benefit. Ø In the section titled “Benefits Available Under the Contracts” beginning on page 6 of the initial summary prospectus, in the subsection titled “Basic Death Benefit”, in the row titled “Basic Death Benefit”, the following new bullet is added to the column titled “Brief Description of Restrictions/Limitations”: • Payment of advisory fees via direct deduction from Contract Value could significantly reduce the benefit. Ø In the section titled “Benefits Available Under the Contracts” beginning on page 6 of the initial summary prospectus, in the subsection titled “Add-On Benefits Available for a Fee”, in the row titled “EarningsMax”, the following new bullet is added to the column titled “Brief Description of Restrictions/Limitations”: • Payment of advisory fees via direct deduction under our rules (including the Add-On Benefit Advisory Fee Withdrawal Program) may reduce the amount of earnings available under this benefit. Ø In the section titled “Benefits Available Under the Contracts” beginning on page 6 of the initial summary prospectus, in the subsection titled “Add -On Death Benefits Available for a Fee”, in the row titled “Return of Premium Guaranteed Minimum Death Benefit”, the following new bullets are added to the column titled “Brief Description of Restrictions/ Limitations”: • The deduction of advisory fees from Contract Value under the Add-On Benefit Advisory Fee Withdrawal Program will be capped at 1.25% of Contract Value annually. • Because deductions to pay advisory fees reduce your Contract Value, they may also negatively impact your Return of Premium Death Benefit, which is equal to the greater of Contract Value or Premiums paid. Ø In the section titled “Benefits Available Under the Contracts” beginning on page 6 of the initial summary prospectus, in the subsection titled “Add-On Death Benefits Available for a Fee”, in the rows titled “Roll-up GMDB”, “Highest Quarterly Anniversary Value GMDB”, “Combination Roll-up and Highest Quarterly Anniversary Value GMDB”, “LifeGuard Freedom Flex DB”, and “LifeGuard Freedom Accelerator DB”, the following new bullet was added to the column titled “Brief Description of Restrictions/Limitations”: • Payment of advisory fees via direct deduction from Contract Value is not permitted if this add-on benefit is elected. Ø In the section titled “Benefits Available Under the Contracts” beginning on on page 6 of the initial summary prospectus, in the subsection titled “Add -On Living Benefits Available for a Fee”, the following new bullet was added to the column titled “Brief Description of Restrictions/Limitations” for every add-on living benefit listed: • Payment of advisory fees via direct deduction from Contract Value is not permitted if this add-on benefit is elected. Ø In the section titled “Example” beginning on page 19 of the initial summary prospectus, the first paragraph is deleted and replaced with the following: The table below is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity policies. These costs include transaction expenses, annual Contract expenses and annual Fund expenses. The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, and assumes the most expensive combination of annual Fund expenses and add-on benefits available for an additional charge (using the maximum possible charge). The Example does not include any advisory fees paid to third party financial professionals from Contract Value or other assets of the owner. If such advisory fees were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be: ______________________________ (To be used with JMV18691ISP 04/22) Page 2 of 2 JFV101998 10/22

Supplement Dated September 2, 2022 To The Initial Summary Prospectus Dated April 25, 2022 For PERSPECTIVE ADVISORY II® FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITY Issued by Jackson National Life Insurance Company® through Jackson National Separate Account - I This supplement updates the above-referenced initial summary prospectus. Please read and keep it together with your initial summary prospectus for future reference. To obtain an additional copy of the initial summary prospectus, please contact us at our Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-644-4565; www.jackson.com. This supplement corrects certain disclosures relating to the minimum and maximum annual fund expenses displayed in the initial summary prospectus. Your initial summary prospectus is revised as follows: Ø In the section titled "IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT", under "Ongoing Fees and Expenses (annual charges)", the following changes are made: • The minimum and maximum expenses listed in the "Investment Options (Fund fees and expenses)" row are revised to 0.31% and 1.71%, respectively; and • The Lowest and the Highest Annual Costs are revised to $748 and $4,302, respectively, to account for the corrected minimum and maximum fund expenses. Ø In the subsection titled "Annual Fund Expenses", in the section titled "ADDITIONAL INFORMATION ABOUT FEES", the Minimum and Maximum annual fund expenses are revised to 0.31% and 1.71%, respectively. Ø In the subsection titled "EXAMPLE", in the section titled "ADDITIONAL INFORMATION ABOUT FEES", the table is revised as follows to account for the corrected maximum fund expense of 1.71%: From: If you take a total withdrawal of your Contract Value at the end of the applicable time period If you annuitize at the end of the applicable time period If you do not take a total withdrawal of your Contract Value 1 Year 3 Years 5 Years 10 Years 1 Year 3 Years 5 Years 10 Years 1 Year 3 Years 5 Years 10 Years $8,529 $24,623 $39,508 $71,963 $8,529 $24,623 $39,508 $71,963 $8,529 $24,623 $39,508 $71,963 To: If you take a total withdrawal of your Contract Value at the end of the applicable time period If you annuitize at the end of the applicable time period If you do not take a total withdrawal of your Contract Value 1 Year 3 Years 5 Years 10 Years 1 Year 3 Years 5 Years 10 Years 1 Year 3 Years 5 Years 10 Years $8,247 $23,882 $38,433 $70,505 $8,247 $23,882 $38,433 $70,505 $8,247 $23,882 $38,433 $70,505 ______________________________ (To be used with JMV18691ISP 04/22) Page 1 of 1 JFV101822 09/22

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Supplement Dated September 1, 2022 To The Initial Summary Prospectuses Dated April 25, 2022 For ELITE ACCESS II®, JACKSON ADVANTAGE®, JACKSON RETIREMENT INVESTMENT ANNUITYSM, PERSPECTIVE II®, PERSPECTIVE ADVISORY II®, and RETIREMENT LATITUDES® FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITIES, and ELITE ACCESS ADVISORY II® FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY Issued by Jackson National Life Insurance Company® through Jackson National Separate Account - I This supplement updates the above-referenced initial summary prospectuses. Please read and keep it together with your initial summary prospectus for future reference. To obtain an additional copy of an initial summary prospectus, please contact us at our Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-644-4565; www.jackson.com. Effective September 1, 2022, the following changes have been made to "Appendix A: (Funds Available Under the Contract)" of your initial summary prospectus, in order to reflect recent sub-adviser changes: Ø For the JNL/PPM America Floating Rate Income Fund, Fidelity Institutional Asset Management, LLC ("FIAM LLC") has been added as a sub-adviser. Ø For the JNL/T. Rowe Price Short-Term Bond Fund, T. Rowe Price Hong Kong Limited and T. Rowe Price International Limited have been added as sub-sub-advisers. ______________________________ (To be used with JMV23537ISP 04/22, JMV21086ISP 04/22, JMV23538ISP 04/22, JMV25288ISP 04/22, JMV21451ISP 04/22, JMV18691ISP 04/22, and JMV21452ISP 04/22) Page 1 of 1 JFV101684 09/22

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Supplement Dated June 10, 2022 To The Initial Summary Prospectuses Dated April 25, 2022 For ELITE ACCESS II®, JACKSON ADVANTAGE®, JACKSON RETIREMENT INVESTMENT ANNUITYSM, PERSPECTIVE II®, PERSPECTIVE ADVISORY II®, and RETIREMENT LATITUDES® FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITIES, and ELITE ACCESS ADVISORY II® FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY Issued by Jackson National Life Insurance Company® through Jackson National Separate Account - I ELITE ACCESS II®, JACKSON ADVANTAGE®, JACKSON RETIREMENT INVESTMENT ANNUITYSM, PERSPECTIVE II®, and PERSPECTIVE ADVISORY II® FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITIES, and ELITE ACCESS ADVISORY II® FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY Issued by Jackson National Life Insurance Company of New York® through JNLNY Separate Account I This supplement updates the above-referenced initial summary prospectuses. Please read and keep it together with your initial summary prospectus for future reference. To obtain an additional copy of an initial summary prospectus, please contact us at our Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-644-4565; www.jackson.com. For Jackson of NY contracts, please contact us at our Jackson of NY Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-599-5651; www.jackson.com. The following change has been made to “Appendix A: (Funds Available Under the Contract)” of your initial summary prospectus, in order to reflect a recent sub-sub-adviser change: Ø Effective June 2, 2022, for the JNL Multi-Manager Alternative Fund, Western Asset Management Company Pte. Ltd. is added as a sub-sub-adviser in the column titled “Fund and Manager (and Sub-Adviser, if applicable).” ______________________________ (To be used with JMV23537ISP 04/22, JMV21086ISP 04/22, JMV23538ISP 04/22, JMV25288ISP 04/22, JMV21451ISP 04/22, JMV18691ISP 04/22, JMV21452ISP 04/22, JMV23537NYISP 04/22, JMV21086NYISP 04/22, JMV23538NYISP 04/22, JMV25288NYISP 04/22, JMV21451NYISP 04/22, and JMV18691NYISP 04/22) Page 1 of 1 CMV101165 06/22

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SUMMARY PROSPECTUS FOR NEW INVESTORS April 25, 2022 PERSPECTIVE ADVISORY II® FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITY Issued by Jackson National Life Insurance Company® through Jackson National Separate Account – I This summary prospectus summarizes key features of the Perspective Advisory II® Contract. Before you invest, you should review the prospectus for the Perspective Advisory II® Contract, which contains more information about the Contract’s features, benefits, and risks. You can find this document and other information about the Contract online at www.jackson.com/product-literature-5.html. You can also obtain this information at no cost by calling 1-800-644-4565 or by sending an email request to customercare@jackson.com. You can sign up for electronic delivery of your summary prospectus, updates to the summary prospectus or other communications by logging into your account at www.jackson.com. You may cancel your Contract within 10 days of delivery of the Contract. In some states, this cancellation period may be longer. Upon cancellation, you will receive either (i) a full refund of the amount you paid with your application, or (ii) Premiums paid to the Fixed Account, plus the Separate Account Contract Value, plus any fees (other than asset-based fees) and expenses deducted from the Premiums. You should review the prospectus, or consult with your registered representative, for additional information about the specific cancellation terms that apply. Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov. TABLE OF CONTENTS DEFINITIONS ............................................................................................................................................................................ 1 IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT ................................................. 2 OVERVIEW OF THE CONTRACT ......................................................................................................................................... 4 BENEFITS AVAILABLE UNDER THE CONTRACT ............................................................................................................ 6 BUYING THE CONTRACT ...................................................................................................................................................... 15 MAKING WITHDRAWALS: ACCESSING THE MONEY IN YOUR CONTRACT ............................................................ 16 ADDITIONAL INFORMATION ABOUT FEES ....................................................................................................................... 16 APPENDIX A (FUNDS AVAILABLE UNDER THE CONTRACT) ....................................................................................... A-1 BACK COVER PAGE ............................................................................................................................................................... B-1

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DEFINITIONS Accumulation Unit – a unit of measure we use to calculate the value in an Investment Division prior to the Income Date. Annuitant – the natural person on whose life annuity payments for this Contract are based. Any reference to the Annuitant includes any joint Annuitant. Beneficiary – the natural person or legal entity designated to receive any Contract benefits upon the Owner’s death. The Contract allows for the naming of multiple Beneficiaries. Business Day – each day that the New York Stock Exchange is open for business. Contract – the individual deferred variable and fixed annuity contract and any optional endorsements you may have selected. Contract Anniversary – each one-year anniversary of the Contract’s Issue Date. Contract Value – the sum of allocations between the Contract’s Investment Divisions and Fixed Account Options. Contract Year – the succeeding twelve months from a Contract’s Issue Date and every anniversary. The first Contract Year (Contract Year 0-1) starts on the Contract’s Issue Date and extends to, but does not include, the first Contract Anniversary. Subsequent Contract Years start on an anniversary date and extend to, but do not include, the next anniversary date. Designated Life - the natural person on whose life various optional living benefit features are based. Earnings Protection Benefit - an optional benefit available at issue that may increase the amount of the death benefit payable at death. Fixed Account – part of our General Account to which the Contract Value you allocate is guaranteed to earn a stated rate of return over the specified period. The Fixed Account consists of the Fixed Account Options. Fixed Account Option – a Contract option within the Fixed Account for a specific period under which a stated rate of return will be credited. Fund – a registered investment company in which an Investment Division of the Separate Account invests. General Account – the General Account includes all our assets, including any Contract Value allocated to the Fixed Account, which are available to our creditors. Good Order – when our administrative requirements, including all information, documentation and instructions deemed necessary by us, in our sole discretion, are met in order to issue a Contract or execute any requested transaction pursuant to the terms of the Contract. Income Date – the date on which you begin receiving annuity payments. Investment Division – one of multiple variable options of the Separate Account to allocate your Contract’s value, each of which exclusively invests in a different available Fund. Issue Date – the date your Contract is issued. Jackson, JNL, we, our, or us – Jackson National Life Insurance Company. (We do not capitalize “we,” “our,” or “us” in the prospectus.) Latest Income Date – the Contract Anniversary on which the Owner will be 95 years old, or such earlier date required by a qualified plan, law or regulation. Market Value Adjustment – an adjustment to the Contract Value allocated to the Fixed Account that is withdrawn, transferred, or annuitized before the end of the period. Owner, you or your – the natural person or legal entity entitled to exercise all rights and privileges under the Contract. Any reference to the Owner includes any joint Owner. Premium(s) – considerations paid into the Contract by or on behalf of the Owner. The maximum aggregate Premium payments you may make without prior approval is $1 million. This maximum amount is subject to further limitations at any time on both initial and subsequent Premium payments. Required Minimum Distributions (RMDs) – for certain qualified contracts, the amount defined under the Internal Revenue Code as the minimum distribution requirement as applied to your Contract only. Separate Account – Jackson National Separate Account – I. The Separate Account is divided into sub-accounts generally referred to as Investment Divisions. Separate Account Contract Value – the sum of all amounts allocated to any of the Contract’s Investment Divisions. 1

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT FEES AND EXPENSES LOCATION IN PROSPECTUS Charges for Early Withdrawals None. Transaction Charges You may be charged for other transactions, such as when you transfer cash value between investment options more than 25 times a year, or if you request expedited delivery or wire transfer of funds. Contract Charges- Transaction Expenses Ongoing Fees and Expenses (annual charges) The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract Data Pages for information about the specific fees you will pay each year based on the options you have elected. The fees and expenses disclosed below do not reflect any advisory fees paid to third party financial professionals from your Contract Value or other assets. If such advisory fees were reflected, the fees and expenses disclosed below would be higher. Contract Charges- Add-On Benefit Expenses ANNUAL FEE MINIMUM MAXIMUM 1. Base Contract 0.46%1 0.46%1 Contract Charges- Annual Contract Expenses: Core Contract Charge 2. Investment options (Fund fees and expenses) 0.52%2 2.01%2 Contract Charges- Fund Expenses 3. Optional benefits available for an additional charge (for a single optional benefit, if elected) 0.20%3 1.75%3 Contract Charges- Add-On Benefit Expenses Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. 1. As a percentage of average daily account value of Investment Divisions. 2. As a percentage of average Fund net assets. 3. The minimum fee reflects an annualized percentage of Contract Value. The maximum fee reflects an annualized percentage of the GWB. 2

LOWEST ANNUAL COST: $943 HIGHEST ANNUAL COST: $4,474 Assumes: • Investment of $100,000 • 5% annual appreciation • Least expensive combination of Fund fees and expenses • No add-on benefits • No sales charges or advisory fees • No additional purchase payments, transfers or withdrawals Assumes: • Investment of $100,000 • 5% annual appreciation • Most expensive combination of add-on benefits, Fund fees, and expenses • No sales charges or advisory fees • No additional purchase payments, transfers or withdrawals RISKS Location in Prospectus Risk of Loss You can lose money by investing in this Contract. Principal Risks Not a Short-Term Investment This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The benefits of tax deferral also mean the Contract is more beneficial to investors with a long time horizon. Principal Risks Risks Associated with Investment Options • An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options you choose. • Each investment option (Investment Divisions and Fixed Account Options) has its own unique risks. • Early withdrawals from a Fixed Account Option are subject to a Market Value Adjustment. • You should review the investment options before making an investment decision. Principal Risks Insurance Company Risks Any obligations (including under the Fixed Account Options), guarantees, and benefits of the Contract are subject to the claims-paying ability of Jackson. More information about Jackson is available upon request by visiting our website at www.jackson.com or by calling 1-800-644-4565. Principal Risks RESTRICTIONS Investments • We reserve the right to charge $25 for each transfer when you transfer money between Investment Divisions in excess of 25 times in a Contract Year. • Jackson may remove or substitute Funds as investment options available under the Contract, and may limit or suspend availability of the Fixed Account Options. Principal Risks 3

Optional Benefits • Certain benefits may limit withdrawals or other rights under the Contract. Under certain benefits, a withdrawal could reduce the value of a benefit by more than the dollar amount of the withdrawal. • Not all optional benefits are available through all broker-dealers and may vary by state or date of purchase. • We may modify or discontinue an optional benefit at any time. Benefits Available Under the Contract TAXES Tax Implications • Consult with a tax professional to determine the tax implications of an investment in and purchase payments received under this Contract. • If you purchase the Contract through a tax-qualified plan or individual retirement account (IRA), you do not get any additional tax deferral. • Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 ½. Taxes CONFLICTS OF INTEREST Investment Professional Compensation Your registered representative or other investment professionals may receive compensation for selling this Contract to you in the form of advisory fees, revenue sharing, and other compensation programs. Accordingly, investment professionals may have a financial incentive to offer or recommend this Contract over another investment. Distribution of Contracts Exchanges Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only consider exchanging your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is in your best interest to purchase the new contract rather than continue to own your existing contract. Non-Qualified Contracts - 1035 Exchanges OVERVIEW OF THE CONTRACT Q. What is this Contract, and what is it designed to do? A. The Perspective Advisory II Contract is intended to help you save for retirement or another long-term investment purpose through investments in a variety of investment options during the accumulation phase. The Contract also offers death benefits to protect your designated beneficiaries. Through the annuitization feature, the Contract can supplement your retirement income by providing a stream of income payments. The Contract also offers certain optional living benefits that provide you with the ability to take guaranteed withdrawals. This Contract may be appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Funds. Q. How do I accumulate assets in the Contract and receive income from the Contract? A. Your Contract has two phases: • the accumulation phase, when you make Premium payments to us, and • the income phase, when we make income payments to you. Accumulation Phase During the accumulation phase, to help you accumulate assets, you can allocate your Premium payments to: • a variety of Investment Divisions. Each Investment Division invests in a corresponding (mutual fund) Fund, each of which has its own investment strategies, investment adviser(s), expense ratios, and returns; and • a variety of Fixed Account Options, which offer a guaranteed fixed interest rate for a specified period. The Fixed Account Options are not available if you elect certain add-on benefits. 4

A list of Funds in which the Investment Divisions currently invest, and additional information about each Fund, is provided in Appendix A: Funds Available Under the Contract. Income Phase You can elect to annuitize your Contract and turn your Contract Value into a stream of fixed and/or variable income payments from us. (Variable payments depend on the performance of the Investment Divisions.) Currently, we offer income options that provide payments for (i) the life of the Annuitant(s), (ii) a specified period, or (iii) a combination of life and a specified period. We may offer other options, at our discretion, where permitted by state law. At the Income Date, you can choose to receive fixed payments or variable payments. Please note that if you annuitize, your Contract Value will be converted to income payments and, depending on the income option you select, you may no longer withdraw money at will from your Contract. All add-on benefits terminate when you begin taking income payments. Q. What are the Contract’s primary features and options? A. Accessing your money. Until you annuitize, you have full access to your money. You can choose to withdraw your Contract Value at any time (although if you withdraw early, you may have to pay charges due under any optional endorsement and/or taxes, including tax penalties). Certain withdrawals could substantially reduce or even terminate the benefits available under the Contract. Tax treatment. Your Premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your Contract, such as when (1) you make a withdrawal; (2) you receive an income payment from the Contract; or (3) upon payment of a death benefit. Death benefits. Your Contract includes a Basic Death Benefit that is payable during the accumulation phase. The basic death benefit equals your Contract Value on the date we receive all required documentation from your Beneficiary. If you die before moving to the income phase, the person you have chosen as your Beneficiary will receive the basic death benefit. If you have a joint Owner, the death benefit will be paid when the first joint Owner dies. The surviving joint Owner will be treated as the Beneficiary. Any other Beneficiary designated will be treated as a contingent Beneficiary. Only a spousal Beneficiary has the right to continue the Contract in force upon your death. Add-on benefits that occur during your lifetime. For an additional fee, you can purchase a guaranteed minimum withdrawal benefit (GMWB) that guarantees the withdrawal of a minimum annual amount (GAWA) for a specified period or for life, regardless of the performance of the underlying investment options, subject to certain conditions. Some add-on benefits may provide significant incentives for not taking the guaranteed withdrawals. In addition, exercising your right to opt out of charge increases to the add-on benefits will impact your ability to make subsequent premium payments into your Contract, and cut off some of the features of the add-on benefits. All add-on benefits terminate when you annuitize your Contract voluntarily or on the Latest Income Date, including the For Life payments guaranteed by the benefits. Some add-on benefits may provide an income option that allows the equivalent of For Life payments when you annuitize on the Latest Income Date. Rebalancing. At no additional charge, you can arrange to have us automatically reallocate your Contract Value among Investment Divisions and the one-year Fixed Account Option (if currently available) periodically to maintain your selected allocation percentages. Certain restrictions apply. Dollar Cost Averaging. Alternately, at no additional charge, you may select either (i) Dollar Cost Averaging, which automatically transfers a dollar amount or percentage of money periodically from the one-year Fixed Account Option or any of the Investment Divisions into the Investment Divisions and other Fixed Account Options, or (ii) Dollar Cost Averaging Plus (DCA+), which automatically transfers a dollar amount or percentage of money periodically from the DCA+ Fixed Account Option to Investment Divisions or other Fixed Account Options. Certain restrictions apply. Earnings Sweep. At no additional charge, you can choose to move your earnings from the one-year Fixed Account Option, if currently available, and the JNL/WMC Government Money Market Investment Division. Restrictions apply. Capital Protection Program. At no additional charge, you can elect to have us allocate enough of your Premium to the Fixed Account Option you select at issue to assure that the amount so allocated will equal, at the end of a selected period, your total original Premium paid. Restrictions apply. 5

Q. How is my Contract impacted by the deduction of advisory fees? A. Currently, we permit you to deduct advisory fees directly from your Contract Value in order to pay third party financial professionals. This advisory fee is in addition to Contract fees and expenses disclosed in this prospectus. If you elect to pay the advisory fee from your Contract Value, this deduction may reduce the basic death benefit and may be subject to federal and state income taxes and a 10% federal penalty tax. In order to avoid negatively impacting your add-on benefits, we do not permit the deduction of advisory fees from your Contract Value if you have elected any of the available add-on benefits. BENEFITS AVAILABLE UNDER THE CONTRACTS Basic Death Benefit (automatically included with the Contract) NAME OF BENEFIT PURPOSE MAXIMUM FEE BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS Basic Death Benefit Guarantees your beneficiaries will receive a benefit at least your Contract Value on the date Jackson receives all required documentation from your Beneficiary. No additional charge • Withdrawals could significantly reduce the benefit. • Benefit terminates on annuitization. Add-On Benefits Available for a Fee NAME OF BENEFIT PURPOSE MAXIMUM FEE BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS EarningsMax Increase the amount of the death benefit payable at your death based on a percentage of Contract earnings. Maximum: 0.70% (as an annualized percentage of the average daily Contract Value in the Investment Divisions) • Available only at Contract issue. • The benefit cannot be terminated. • Available to owners age 75 or younger. • Subject to maximum benefit. • No benefit will be paid if (i) Contract is in the income phase upon your death, (ii) there are no earnings in your contract, or (iii) your spouse exercises the Spousal Continuation Option. • The Fixed Account Options are not available if you elect EarningsMax. 6

Add-On Death Benefits Available For a Fee Return of Premium Guaranteed Minimum Death Benefit Changes your basic death benefit during the accumulation phase of your Contract to the greater of: (i) Contract Value as of the end of the Business Day on which we receive all required documentation from your Beneficiary; or (ii) all Premiums paid into the Contract (net of any applicable premium taxes and charges), reduced for withdrawals (including any applicable adjustments) in proportion to the reduction in the Contract Value at the time of the withdrawal. Maximum: 0.40% (as a percentage of benefit base) • Withdrawals may significantly reduce the value of this Return of Premium Death Benefit. • Withdrawals may reduce the value of this benefit by more than the dollar amount of the withdrawal. • On each fifth Contract Anniversary, the GMDB charge may be increased. • Ownership changes are allowed, but Covered Lives cannot be changed. • Availability of all add-on death benefits are subject to age limitations. • Only one add-on death benefit may be elected. Roll-up GMDB Provides a death benefit that increases at an annual interest rate until the Contract Anniversary immediately preceding the oldest Covered Life’s 81st birthday. Maximum 2.30% (as a percentage of benefit base) • Interest rate depends on age and date of election. • Withdrawals could significantly reduce or terminate the benefit. • Fee may be increased on each 5th Contract Anniversary (opting out will affect the benefit and the Contract). • May provide value after the Income Date. • Availability of all add-on death benefits are subject to age limitations. • Only one add-on death benefit may be elected. • The Fixed Account Options are not available if you elect the Roll-up GMDB add-on death benefit. NAME OF BENEFIT PURPOSE MAXIMUM FEE BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS 7

Highest Quarterly Anniversary Value GMDB Provides a new locked-in higher death benefit on each Contract quarterly anniversary (prior to the oldest Covered Life’s 81st birthday) if your investments increase in value Maximum 1.00% (as a percentage of benefit base) • Withdrawals could significantly reduce or terminate the benefit. • Fee may be increased on each 5th Contract Anniversary (opting out will affect the benefit and the Contract). • May provide value after the Income Date. • Availability of all add-on death benefits are subject to age limitations. • Only one add-on death benefit may be elected. • The Fixed Account Options are not available if you elect the Highest Quarterly Anniversary Value GMDB add-on death benefit. Combination Roll-up and Highest Quarterly Anniversary Value GMDB Provides a minimum death benefit equal to the greater of (ii) the Roll-up GMDB and (ii) the Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit. Maximum 2.50% (as a percentage of benefit base) • Withdrawals could significantly reduce or terminate the benefit. • Fee may be increased on each 5th Contract Anniversary (opting out will affect the benefit and the Contract). • May provide value after the Income Date. • Availability of all add-on death benefits are subject to age limitations. • Only one add-on death benefit may be elected. • The Fixed Account Options are not available if you elect the Combination Roll-up and Highest Quarterly Anniversary Value GMDB add-on death benefit. NAME OF BENEFIT PURPOSE MAXIMUM FEE BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS 8

LifeGuard Freedom Flex DB This death benefit works in connection with the LifeGuard Freedom Flex GMWB and provides a minimum death benefit equal to the LifeGuard Freedom Flex GMWB Guaranteed Withdrawal Balance (GWB), that is not reduced for your allowed annual withdrawals. Maximum 2.00% (as a percentage of the GMWB Death Benefit) • Available only at issue and only with the Bonus II option under the LifeGuard Freedom Flex GMWB. • Withdrawal percentages depend on age and date of election. • Withdrawals could significantly reduce or terminate the benefit. • Fee may be increased on each 5th Contract Anniversary (opting out will affect the benefit and the Contract). • May provide value after the Income Date. • Availability of all add-on death benefits are subject to age limitations. • Only one add-on death benefit may be elected. • The Fixed Account Options are not available if you elect the LifeGuard Freedom Flex DB add-on death benefit. LifeGuard Freedom Accelerator DB This benefit is a way to compliment your lifetime income with an enhanced death benefit. It provides a minimum death benefit equal, upon election, to the LifeGuard Freedom Accelerator Guaranteed Withdrawal Balance (GWB), and subsequently increased for net Premiums (subject to a maximum), and reduced for excess withdrawals. Maximum 1.80% (as a percentage of the GMWB Death Benefit) • Available only at issue and in conjunction with the LifeGuard Freedom Accelerator GMWB. • Withdrawal and deferral credit percentages depend on age and date of election. • Withdrawals could significantly reduce or terminate the benefit. • Fee may be increased on each 5th Contract Anniversary (opting out will affect the benefit and the Contract). • May provide value after the Income Date. • Availability of all add-on death benefits are subject to age limitations. • Only one add-on death benefit may be elected. • The Fixed Account Options are not available if you elect the LifeGuard Freedom Accelerator DB add-on death benefit. NAME OF BENEFIT PURPOSE MAXIMUM FEE BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS 9

Add-On Living Benefits Available for a Fee AutoGuard Enables you to make partial withdrawals prior to the Income Date that, in total, are guaranteed to equal the GWB regardless of your Contract Value. Maximum 1.70% (as a percentage of benefit base) • Withdrawals could reduce or terminate step ups. • Excess withdrawals could significantly reduce or terminate the benefit. • Available to add to a Contract on the Contract’s Issue Date, or on any Contract Anniversary, subject to availability. • Not available on a contract that already has a GMWB. • May be added on the Issue Date or a Contract Anniversary (with advance notice, subject to availability). • Subject to fee increases on each 5th Contract Anniversary (opting out will affect the benefit and the Contract). • Subject to a maximum guaranteed withdrawal balance (“GWB”) of $10 million. • Terminates on the Income Date. • Cannot be cancelled by you (except upon spousal continuation). NAME OF BENEFIT PURPOSE MAXIMUM FEE BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS 10

LifeGuard Freedom Net GMWB (Single) and (Joint) This benefit provides a feature that allows you to have guaranteed income for life (or joint lives under the Joint for Life option) plus greater access to your earnings. It uses an annual bonus and step-ups to help increase your Guaranteed Withdrawal Balance (“GWB”), the “protected balance” from which you take income. The features of this benefit provide more flexibility so you can plan for your unique needs. The primary features are the Guaranteed Annual Withdrawal Amount (“GAWA”) and the Earnings Sensitive Adjustment (ESA). Your GAWA is the minimum amount of income you’ll be able to count on annually and is based on your age at the time of your first withdrawal. The ESA allows you to take more income when you have earnings over your previous year’s contract value (GMWB earnings). Single Life Option: Maximum: 3.00% Joint Life Option: Maximum: 3.00% (The maximum annual charges are based on election of the Income Stream Max GAWA% Table) (as a percentage of benefit base) • GAWA% depends on age and selected income stream at time of first withdrawal. • Bonus applies for limited period and requires no withdrawals. • Jackson may prospectively change the GAWA%, including the age bands, on new GMWB endorsements. • Withdrawals prior to start of For Life Guarantee and excess withdrawals could significantly reduce or terminate the benefit. • May be added on the Issue Date or a Contract Anniversary (with advance notice, subject to availability). • Subject to fee increases on each 5th Contract Anniversary (opting out will affect the benefit and the Contract). • Subject to a maximum guaranteed withdrawal balance (“GWB”) of $10 million. • Terminates on the Income Date. • Cannot be cancelled by you (except upon spousal continuation). NAME OF BENEFIT PURPOSE MAXIMUM FEE BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS 11

LifeGuard Freedom Flex GMWB (Single) and (Joint) Offers a unique level of flexibility because you can choose from a range of bonus options to increase your Guaranteed Withdrawal Balance (“GWB”). In down or flat market years, you can receive a bonus in years you don’t take withdrawals, when your contract does well, you can lock in investment gains with step-ups, and as your protected GWB steps up, your bonus amount can also grow. Single Life Option: Maximum: 3.00% Joint Life Option: Maximum: 3.00% (The maximum annual charges are based on election of the most expensive combination of options.) (as a percentage of benefit base) • GAWA% depends on age and selected income stream at time of first withdrawal. • Bonus applies for limited period and requires no withdrawals. • Amount of guaranteed withdrawals depends on how you combine optional features under the benefit. • Jackson may prospectively change the GAWA%, including the age bands, on new GMWB endorsements (via rate sheet). • Withdrawals prior to start of For Life Guarantee and excess withdrawals could significantly reduce or terminate the benefit. • May be added on the Issue Date or a Contract Anniversary (with advance notice, subject to availability). • Subject to fee increases on each 5th Contract Anniversary (opting out will affect the benefit and the Contract). • Subject to a maximum guaranteed withdrawal balance (“GWB”) of $10 million. • Terminates on the Income Date. • Cannot be cancelled by you (except upon spousal continuation). NAME OF BENEFIT PURPOSE MAXIMUM FEE BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS 12

LifeGuard Freedom Accelerator GMWB (Single) and (Joint) This benefit is a way to provide you with protected lifetime income (or provide you and a joint owner with protected lifetime income under the joint option). Annual step-ups in years in which the market performs well increase the Guaranteed Withdrawal Balance (“GWB”). In addition, annual Deferral Credits combine with the Guaranteed Annual Withdrawal Amount (“GAWA”) percentage and grow in years you wait to take income, regardless of what is happening in the market. May be appropriate for those individuals looking for opportunities for growth to increase the annual withdrawal amount and who are seeking flexibility to start and stop withdrawals, without negatively impacting the guarantees. Single Life Option: Maximum: 2.30% Joint Life Option: Maximum: 2.50% (as a percentage of benefit base) • Initial GAWA% and deferral credit % depend on age on benefit effective date. • Deferral credits apply for limited period and require no withdrawals. • Jackson may prospectively change the GAWA%, including the age bands, on new GMWB endorsements. • Withdrawals prior to start of For Life Guarantee and excess withdrawals could significantly reduce or terminate the benefit. • Additional premiums limited. • May be added on the Issue Date or a Contract Anniversary (with advance notice, subject to availability). • Subject to fee increases on each 5th Contract Anniversary (opting out will affect the benefit and the Contract). • Subject to a maximum guaranteed withdrawal balance (“GWB”) of $10 million. • Terminates on the Income Date. • Cannot be cancelled by you (except upon spousal continuation). NAME OF BENEFIT PURPOSE MAXIMUM FEE BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS 13

MarketGuard Stretch GMWB GMWB guarantees partial withdrawals during the Contract’s accumulation phase until the earlies of (i) the Owner’s death, until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value, or (iii) the Contract Anniversary occurring in the GMWB Maturity Year. Maximum: 2.20% (as a percentage of benefit base) • GAWA% depends on age and selected income stream at time of first withdrawal. • The GWB can never be more than $10 million, and the GWB is reduced by each withdrawal. • This GMWB is not available on a Contract that already has a GMWB. • Not available on tax- qualified contracts. • Subject to fee increases on each 5th Contract Anniversary (opting out will affect the benefit and the Contract). • Subject to a maximum guaranteed withdrawal balance (“GWB”) of $10 million. • Terminates on the Income Date. • Cannot be cancelled by you (except upon spousal continuation). NAME OF BENEFIT PURPOSE MAXIMUM FEE BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS Other Add-On Benefits Included With All Contracts At No Additional Cost. NAME OF BENEFIT PURPOSE FEE BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS Rebalancing Automatically reallocates your Contract Value among Investment Divisions and the one-year Fixed Account Option (if currently available) periodically to maintain your selected allocation percentages. None • Rebalancing will terminate if your rebalancing program includes the one-year Fixed Account Option and we impose any transfer restrictions or requirements on the one-year Fixed Account Option. Dollar Cost Averaging Automatically transfers a dollar amount or percentage of money periodically from the one-year Fixed Account Option or any of the Investment Divisions into the Investment Divisions and other Fixed Account Options. None • Restrictions may apply if we impose any transfer restrictions on the one-year Fixed Account Option You may cancel your Dollar Cost Averaging program using whatever methods you use to change your allocation instructions. Dollar Cost Averaging Plus (DCA+) If available, offers a fixed interest rate that we guarantee for a period of up to one year in connection with systematic transfers from the DCA+ Fixed Account Option to one or more of the Investment Divisions or other Fixed Account Options. From time to time, we will offer special enhanced rates on the DCA+ Fixed Account Option. None • Restrictions may apply if we impose any transfer restrictions on the one-year Fixed Account Option. • The DCA+ Fixed Account Option is only available for new Premiums. • A Contract Value of $15,000 is required to participate. 14

Earnings Sweep Allows you to choose to move your earnings from the source accounts (only applicable from the one-year Fixed Account Option, if currently available, and the JNL/WMC Government Money Market Investment Division). None • May only be added within 30 days of the issue date of your Contract. • You may cancel your Earnings Sweep program using whatever methods you use to change your allocation instructions. Capital Protection Program Allocates enough of your Premium to the Fixed Account Option you select to assure that the amount so allocated will equal, at the end of a selected period of 1, 3, 5, or 7 years, your total original Premium paid. You may allocate the rest of your Premium to any Investment Division(s). None • If any part of the Fixed Account value is withdrawn or transferred before the end of the selected period, the value at the end of that period will not equal the original Premium. • This program is available only if Fixed Account Options are available. • Only available at issue. BUYING THE CONTRACT Q. How do I purchase the Perspective Advisory II® Contract? A. To purchase a Contract, you must complete an application. Your financial professional will submit your application, along with your initial Premium payment, to us. Acceptance of applications is subject to Jackson’s rules. We reserve the right to reject any application or initial Premium payment. Q. How much can I contribute and how are my Premium payments invested? A. You may allocate Premium payments in the available Investment Divisions and Fixed Account Options. NON-QUALIFIED CONTRACTS QUALIFIED CONTRACTS Minimum Initial Premium $25,000 (under most circumstances) $25,000 Minimum Subsequent Premiums $500 ($50 for auto payment plan) $500 ($50 for auto payment plan) Maximum Total Premiums $1,000,000 (without prior approval) Jackson reserves the right to lower the maximum. You can pay additional Premiums at any time during the accumulation phase unless a specific add-on benefit or feature provides limitations. We can limit, restrict, suspend or reject any Premium payments for any reason. Allocation restrictions may apply to certain options. Q. When will my Premium payments be credited to my account? A. We will issue your Contract and allocate your first Premium within two Business Days (days when the New York Stock Exchange is open) after we receive your first Premium and all information that we require for the purchase of a Contract. If we do not receive all of the information that we require, we will contact you to get the necessary information. If for some reason we are unable to complete this process within five Business Days, we will return your money. Subsequent Premium payments should be sent to one of the following addresses: Regular Mail P.O. Box 24068, Lansing, Michigan 48909-4068 Express Mail 1 Corporate Way, Lansing, Michigan 48951 15

Subsequent Premiums are allocated on the Business Day that the Premium is received. Each Business Day ends when the New York Stock Exchange closes (usually 4:00 p.m. Eastern time). MAKING WITHDRAWALS: ACCESSING THE MONEY IN YOUR CONTRACT Q. Can I access the money in my account during the accumulation phase? A. Until you annuitize, you have full access to your money. You can choose to withdraw your Contract Value at any time (although if you withdraw early, you may have to pay a contract maintenance charge, charges due under any add-on benefit, a Market Value Adjustment, and/or taxes, including tax penalties). You can have access to the money in your Contract by making a partial or total withdrawal, by electing the Automatic Withdrawal Program, or by electing a Guaranteed Minimum Withdrawal Benefit. Withdrawals will reduce the Contract Value of your Contract (including the amount of the death benefit). However, withdrawing the Contract Value of your Contract below a certain level will terminate your Contract. Certain benefits may limit withdrawals under the Contract. Certain withdrawals could substantially reduce or even terminate the benefits available under the Contract. Q. Are there limitations and consequences associated with taking money out of my Contract during the accumulation phase? A. Yes. These limitations and consequences include: Limitations on withdrawal amounts The minimum withdrawal amount is the lesser of $500 or, if less, the entire amount in the applicable Investment Division or Fixed Account Option. The minimum withdrawal is $50 under the Automatic Withdrawal Program. Charges, Market Value Adjustment, and taxes As described above, when you take out money, there may be a contract maintenance charge, charges due under any add-on benefit, a Market Value Adjustment, and applicable taxes. Negative impact of withdrawal on benefits and guarantees of your Contract A withdrawal may have a negative impact on certain standard benefits or add-on benefits that you may elect. It may reduce the value of or even terminate certain benefits. Q. What is the process to request a withdrawal of money from my Contract? A. You can request a withdrawal from the Contract at any time before the Income Date. To request a partial or total withdrawal, you can send a written request in Good Order to one of the following addresses: Regular Mail P.O. Box 24068, Lansing, Michigan 48909-4068 Express Mail 1 Corporate Way, Lansing, Michigan 48951 Generally, for partial or total withdrawal requests received in Good Order before the end of the Business Day, we will process your request that day. If we receive your request in Good Order after the close of the end of the Business Day, your request will be processed the next Business Day. Generally, Jackson will pay the withdrawal proceeds within seven days of a request in Good Order. Q. Can I access the money in my account during the income phase? A. The income phase of your Contract occurs when you begin receiving regular income payments from us. You can choose an income option and the date income payments begin (subject to a maximum age). All of the Contract Value must be annuitized. If you annuitize, you may no longer withdraw money at will from your Contract. However, under income options with a specified period, the beneficiary may request a lump sum payment subject to a commutation fee. ADDITIONAL INFORMATION ABOUT FEES The following tables describe the fees and expenses that you will pay when buying, owning, and making partial or total withdrawals from the Contract. Please refer to your Contract Data Pages for information about the specific fees you will pay each year based on the options you have elected. 16

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, make a partial or total withdrawal from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted. Transaction Expenses Maximum Withdrawal Charge None Transfer Charge (per transfer after 25 in a Contract Year) $25.00 Premium Taxes (Percentage of each Premium)1 Minimum 0% Maximum 3.5% Expedited Delivery Charge2 $22.50 Wire Transfers (for withdrawals)3 $25.00 1. Premium taxes generally range from 0% to 3.5% and vary by state. 2. Between Monday and Friday, the Expedited Delivery Charge is $10. On Saturday, the Expedited Delivery Charge is $22.50. 3. Standard wire fees are $20, however, international wire fees are $25. The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Fund fees and expenses). If you choose to purchase an add-on benefit, you will pay additional charges, as shown below. Annual Contract Expenses Administrative Charges Maximum Charge Annual Contract Maintenance Charge1 $35 Base Contract Charges (% of average daily account value of Investment Divisions) Maximum Charge Core Contract Charge2 0.45% 1. This charge is waived on Contract Value of $50,000 or more. This charge is deducted proportionally from allocations to the Investment Divisions and the Fixed Account either annually (on your Contract Anniversary) or in conjunction with a total withdrawal, as applicable. 2. This charge is reduced to 0.40% if the Contract Value on the later of the Issue Date or the most recent Contract Quarterly Anniversary is greater than or equal to $1 million. If your Contract Value subsequently drops below $1 million on the most recent Contract Quarterly Anniversary, we will reinstate the charge of 0.45%. 17

The next table describes the maximum charges that you will pay each year if you choose to purchase an add-on benefit. Add-On Benefit Expenses Optional Benefit Charges Add-On Benefit Charges (% of average daily account value of Investment Divisions) Maximum Charge Earnings Protection Benefit (“EarningsMax”) 0.70% Add-On Death Benefit Charges (benefit based)1 Maximum Charge Return of Premium Guaranteed Minimum Death Benefit (“GMDB”) 0.40% Roll-up Guaranteed Minimum Death Benefit (“GMDB”) 2.30% Highest Quarterly Anniversary Value Death Benefit 1.00% Combination Roll-up and Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit (“GMDB”) 2.50% LifeGuard Freedom Flex DB (only available with a specified combination of Options for the LifeGuard Freedom Flex GMWB) with the Income Stream Max GAWA% Table2 2.00% LifeGuard Freedom Accelerator DB (only available with the LifeGuard Freedom Accelerator GMWB) 1.80% Add-On Guaranteed Minimum Withdrawal Benefit (“GMWB”) Charges (benefit based)3 Maximum Charge GMWB With Annual Step-Up (“AutoGuard”) 1.70% For Life GMWB With Bonus, Annual Step-Up to the Highest Quarterly Contract Value, and Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom Net GMWB”) with the Income Stream Max GAWA% Table 3.00% Joint For Life GMWB With Bonus, Annual Step-Up to the Highest Quarterly Contract Value, and Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom Net With Joint Option GMWB”) with the Income Stream Max GAWA% Table 3.00% For Life GMWB With Bonus and Step-Up to the Highest Quarterly Contract Value (“LifeGuard Freedom Flex GMWB”) with the Income Stream Max GAWA% Table, Bonus III, and Annual Step-Up4 3.00% Joint For Life GMWB With Bonus and Step-Up to the Highest Quarterly Contract Value (“LifeGuard Freedom Flex With Joint Option GMWB”) with the Income Stream Max GAWA% Table, Bonus III, and Annual Step-Up5 3.00% For Life Guaranteed Minimum Withdrawal Benefit With Deferral Credit And Annual Step-Up (“LifeGuard Freedom Accelerator® GMWB”) 2.30% Joint For Life Guaranteed Minimum Withdrawal Benefit With Deferral Credit And Annual Step- Up (“LifeGuard Freedom Accelerator with Joint Option GMWB”) 2.50% Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”) 2.20% 1. The charges for all the add-on death benefits, except for LifeGuard Freedom Flex DB and LifeGuard Freedom Accelerator DB, are calculated based on the applicable percentage of the GMWB Benefit Base. For LifeGuard Freedom Flex DB and LifeGuard Freedom Accelerator DB, the charge is calculated based on the applicable percentage of the GMWB Death Benefit. 2. The maximum annual charges used in the table are based on election of the Income Stream Max GAWA% Table. 3. The charges for all the add-on guaranteed minimum withdrawal benefits, except for MarketGuard Stretch GMWB, are calculated based on the applicable percentage of the GWB. For MarketGuard Stretch GMWB, the charge is calculated based on the applicable percentage of the GMWB Charge Base. 4. The maximum annual charges used in the table are based on election of the most expensive combination of options under LifeGuard Freedom Flex. The LifeGuard Freedom Flex GMWB includes different combinations of options you may elect, and each combination results in different charges. 5. The maximum annual charges used in the table are based on election of the most expensive combination of options under LifeGuard Freedom Flex with Joint Option. The LifeGuard Freedom Flex with Joint Option GMWB includes different combinations of options you may elect, and each combination results in different charges. 18

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract (before any fee waiver or expense reimbursement). The expenses are expressed as a percentage of average net assets of the Funds and may be higher or lower in the future. A complete list of Funds available under the Contract, including their annual expenses, may be found in Appendix A. Annual Fund Expenses Minimum Maximum Expenses that are deducted from the Fund assets, including management and administration fees, distribution and/or service (12b-1) fees, and other expenses as of December 31, 2021. 0.52% 2.01% EXAMPLE The table below is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity policies. These costs include transaction expenses, annual Contract expenses and annual Fund expenses. The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, and assumes the most expensive combination of annual Fund expenses and add-on benefits available for an additional charge (using the maximum possible charge). The Example does not include any advisory fees paid to third party financial professionals. Although your actual costs may be higher or lower, based on these assumptions your costs would be: If you take a total withdrawal of your Contract Value at the end of the applicable time period If you annuitize at the end of the applicable time period If you do not take a total withdrawal of your Contract Value 1 Year 3 Years 5 Years 10 Years 1 Year* 3 Years 5 Years 10 Years 1 Year 3 Years 5 Years 10 Years $8,529 $24,623 $39,508 $71,963 $8,529 $24,623 $39,508 $71,963 $8,529 $24,623 $39,508 $71,963 The example does not represent past or future expenses. Your actual costs may be higher or lower. 19

APPENDIX A FUNDS AVAILABLE UNDER THE CONTRACT The following is a list of Funds (all Class I shares) available under the Contract, which is subject to change, as discussed in the prospectus. Certain broker-dealers selling the Contracts may limit the Investment Divisions that are available to their customers. You can find the prospectuses and other information about the Funds online at connect.rightprospectus.com/Jackson. You can also request this information at no cost by calling 1-800-644-4565 or by sending an email request to ProspectusRequest@jackson.com. The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each Fund’s past performance is not necessarily an indication of future performance. JNL/American Funds Balanced Fund1 Allocation (Investment Adviser to the Master Fund: Capital Research and Management CompanySM) 0.61%2 15.08% 11.83% 9.22% JNL/American Funds Bond Fund of America Fund1,4 Domestic/Global Fixed-Income (Investment Adviser to the Master Fund: Capital Research and Management CompanySM) 0.51%2 -0.14% 4.49% 3.52% JNL/American Funds Capital Income Builder Fund1 Allocation (Investment Adviser to the Master Fund: Capital Research and Management CompanySM) 0.65%2 14.94% N/A N/A JNL/American Funds Capital World Bond Fund1 Domestic/Global Fixed-Income (Investment Adviser to the Master Fund: Capital Research and Management CompanySM) 0.77%2 -5.01% 3.46% 2.02% JNL/American Funds Global Growth Fund1 Domestic/Global Equity (Investment Adviser to the Master Fund: Capital Research and Management CompanySM) 0.77%2 16.46% N/A N/A JNL/American Funds Global Small Capitalization Fund1 Domestic/Global Equity (Investment Adviser to the Master Fund: Capital Research and Management CompanySM) 0.94%2 6.71% 15.43% 12.44% JNL/American Funds Growth Fund1 Domestic/Global Equity (Investment Adviser to the Master Fund: Capital Research and Management CompanySM) 0.61%2 21.97% N/A N/A JNL/American Funds Growth-Income Fund1 Domestic/Global Equity (Investment Adviser to the Master Fund: Capital Research and Management CompanySM) 0.62%2 24.01% 16.28% 15.23% JNL/American Funds International Fund1 International (Investment Adviser to the Master Fund: Capital Research and Management CompanySM) 0.87%2 -1.56% 9.54% 7.96% JNL/American Funds New World Fund1 International (Investment Adviser to the Master Fund: Capital Research and Management CompanySM) 0.95%2 4.78% 13.12% 8.50% JNL/American Funds® Washington Mutual Investors Fund1 Domestic/Global Equity (Investment Adviser to the Master Fund: Capital Research and Management CompanySM) 0.63%2 27.70% 12.45% 13.62% Fund Type Fund and Manager* (and Sub-Adviser, if applicable) * The investment manager for each Fund is Jackson National Asset Management, LLC Current Expenses Average Annual Total Returns (as of 12/31/21) 1 Year 5 Year 10 Year A-1

JNL Multi-Manager Alternative Fund Alternative Strategies (Boston Partners Global Investors, Inc.; DoubleLine Capital LP; First Pacific Advisors, LP; Kayne Anderson Rudnick Investment Management, LLC; Lazard Asset Management LLC; Loomis, Sayles & Company, L.P.; Westchester Capital Management, LLC; and Western Asset Management Company, LLC) 1.71% 3.10% N/A N/A JNL Multi-Manager Emerging Markets Equity Fund International (Kayne Anderson Rudnick Investment Management, LLC; T. Rowe Price Associates, Inc. (Sub-Sub-Adviser: T. Rowe Price Hong Kong Limited); WCM Investment Management, LLC; and Wellington Management Company LLP) 0.92% 0.40% 6.46% 4.38% JNL Multi-Manager International Small Cap Fund International (Baillie Gifford Overseas Limited; Causeway Capital Management LLC; and WCM Investment Management, LLC) 0.91% 15.96% N/A N/A JNL Multi-Manager Mid Cap Fund Domestic/Global Equity (Champlain Investment Partners, LLC; ClearBridge Investments, LLC; Kayne Anderson Rudnick Investment Management, LLC; Nuance Investments, LLC; and Victory Capital Management Inc.) 0.78% 24.56% N/A N/A JNL Multi-Manager Small Cap Growth Fund Domestic/Global Equity (BAMCO, Inc.; Granahan Investment Management, Inc.; Kayne Anderson Rudnick Investment Management, LLC; Segall Bryant & Hamill, LLC; Victory Capital Management Inc.; and WCM Investment Management, LLC) 0.66% 3.22% 20.95% 14.94% JNL Multi-Manager Small Cap Value Fund Domestic/Global Equity (Congress Asset Management Company, LLP; Cooke & Bieler, L.P.; Reinhart Partners, Inc.; River Road Asset Management, LLC; and WCM Investment Management, LLC) 0.77% 23.35% 9.36% 10.86% JNL iShares Tactical Moderate Fund Allocation (Mellon Investments Corporation) 0.51% 8.01% N/A N/A JNL iShares Tactical Moderate Growth Fund Allocation (Mellon Investments Corporation) 0.54% 11.63% N/A N/A JNL iShares Tactical Growth Fund Allocation (Mellon Investments Corporation) 0.56% 15.43% N/A N/A JNL/American Funds Moderate Growth Allocation Fund Allocation 0.69% 10.26% N/A N/A JNL/American Funds Growth Allocation Fund Allocation 0.71% 13.97% N/A N/A JNL/AB Sustainable Global Thematic Fund Domestic/Global Equity (AllianceBernstein L.P.) 0.81% N/A N/A N/A JNL/AQR Large Cap Defensive Style Fund Domestic/Global Equity (AQR Capital Management, LLC) 0.56% 22.40% N/A N/A JNL/Baillie Gifford International Growth Fund International (Baillie Gifford Overseas Limited) 0.69% -6.69% N/A N/A Fund Type Fund and Manager* (and Sub-Adviser, if applicable) * The investment manager for each Fund is Jackson National Asset Management, LLC Current Expenses Average Annual Total Returns (as of 12/31/21) 1 Year 5 Year 10 Year A-2

JNL/BlackRock Global Allocation Fund Allocation (BlackRock Investment Management, LLC) 0.74% 7.63% 9.89% 7.78% JNL/BlackRock Global Natural Resources Fund Alternative Assets (BlackRock International Limited) 0.69% 30.86% 4.91% 1.61% JNL/BlackRock Large Cap Select Growth Fund Domestic/Global Equity (BlackRock Investment Management, LLC) 0.56% 20.80% 24.96% 18.58% JNL/Causeway International Value Select Fund International (Causeway Capital Management LLC) 0.67% 8.76% 8.00% 6.19% JNL/ClearBridge Large Cap Growth Fund Domestic/Global Equity (ClearBridge Investments, LLC) 0.64% 21.57% N/A N/A JNL/DFA International Core Equity Fund International (Dimensional Fund Advisors LP) 0.56%2 11.63% N/A N/A JNL/DFA U.S. Core Equity Fund Domestic/Global Equity (Dimensional Fund Advisors LP) 0.45%2 27.33% 16.52% 15.11% JNL/DFA U.S. Small Cap Fund Domestic/Global Equity (Dimensional Fund Advisors LP) 0.64%2 28.01% N/A N/A JNL/DoubleLine® Core Fixed Income Fund Domestic/Global Fixed-Income (DoubleLine Capital LP) 0.47% -0.13% 3.71% 3.23% JNL/DoubleLine® Emerging Markets Fixed Income Fund International Fixed-Income (DoubleLine Capital LP) 0.77% 0.99% N/A N/A JNL/DoubleLine® Shiller Enhanced CAPE® Fund Domestic/Global Equity (DoubleLine Capital LP) 0.70% 24.39% N/A N/A JNL/DoubleLine® Total Return Fund Domestic/Global Fixed-Income (DoubleLine Capital LP) 0.52% -0.17% N/A N/A JNL/Fidelity Institutional Asset Management® Total Bond Fund Domestic/Global Fixed-Income (FIAM LLC) 0.48% -0.38% 3.87% 3.46% JNL/First Sentier Global Infrastructure Fund Alternative Assets (First Sentier Investors (Australia) IM Ltd) 0.85% 13.32% 7.59% 7.69% JNL/Franklin Templeton Income Fund Domestic/Global Equity (Franklin Advisers, Inc.) 0.63% 15.19% 7.49% 7.31% JNL/Goldman Sachs 4 Fund Domestic/Global Equity (Goldman Sachs Asset Management, L.P. and Mellon Investments Corporation) 0.40% 35.88% N/A N/A JNL/GQG Emerging Markets Equity Fund International (GQG Partners, LLC) 1.06% -2.00% N/A N/A JNL/Harris Oakmark Global Equity Fund Domestic/Global Equity (Harris Associates L.P.) 0.84% 18.14% N/A N/A JNL/Heitman U.S. Focused Real Estate Fund Alternative Assets (Heitman Real Estate Securities LLC) 0.81% 44.65% N/A N/A Fund Type Fund and Manager* (and Sub-Adviser, if applicable) * The investment manager for each Fund is Jackson National Asset Management, LLC Current Expenses Average Annual Total Returns (as of 12/31/21) 1 Year 5 Year 10 Year A-3

JNL/Invesco Diversified Dividend Fund Domestic/Global Equity (Invesco Advisers, Inc.) 0.68% 19.08% N/A N/A JNL/Invesco Global Growth Fund Domestic/Global Equity (Invesco Advisers, Inc.) 0.66% 15.73% 18.39% 14.25% JNL/Invesco Small Cap Growth Fund Domestic/Global Equity (Invesco Advisers, Inc.) 0.75% 7.57% 19.20% 16.80% JNL/JPMorgan Global Allocation Fund Allocation (J.P. Morgan Investment Management Inc.) 0.76%2 9.25% N/A N/A JNL/JPMorgan Hedged Equity Fund Alternative Strategies (J.P. Morgan Investment Management Inc.) 0.67% 13.26% N/A N/A JNL/JPMorgan MidCap Growth Fund Domestic/Global Equity (J.P. Morgan Investment Management Inc.) 0.58% 11.35% 23.45% 18.60% JNL/JPMorgan U.S. Government & Quality Bond Fund Domestic/Global Fixed-Income (J.P. Morgan Investment Management Inc.) 0.38% -1.83% 3.07% 2.35% JNL/JPMorgan U.S. Value Fund Domestic/Global Equity (J.P. Morgan Investment Management Inc.) 0.59% 27.76% 8.51% 10.11% JNL/Lazard International Strategic Equity Fund International (Lazard Asset Management LLC) 0.85% 6.72% N/A N/A JNL/Loomis Sayles Global Growth Fund Domestic/Global Equity (Loomis, Sayles & Company, L.P.) 0.71% 5.82% N/A N/A JNL/Lord Abbett Short Duration Income Fund Domestic/Global Fixed-Income (Lord, Abbett & Co. LLC) 0.51% 0.68% N/A N/A JNL/Mellon DowSM Index Fund Domestic/Global Equity (Mellon Investments Corporation) 0.30%2 20.59% N/A N/A JNL/Mellon Emerging Markets Index Fund3 International (Investment Sub-Adviser to the Master Fund: Mellon Investments Corporation) 0.38%2 -3.17% 9.33% 4.78% JNL/Mellon World Index Fund Domestic/Global Equity (Mellon Investments Corporation) 0.31%2 21.59% N/A N/A JNL/Mellon Nasdaq® 100 Index Fund Domestic/Global Equity (Mellon Investments Corporation) 0.29%2 27.16% 28.22% 22.58% JNL/Mellon S&P 400 MidCap Index Fund3 Domestic/Global Equity (Investment Sub-Adviser to the Master Fund: Mellon Investments Corporation) 0.27%2 24.54% 12.81% 13.86% JNL/Mellon Small Cap Index Fund3 Domestic/Global Equity (Investment Sub-Adviser to the Master Fund: Mellon Investments Corporation) 0.27%2 26.47% 12.22% 13.74% JNL/Mellon International Index Fund3 International (Investment Sub-Adviser to the Master Fund: Mellon Investments Corporation) 0.32%2 10.79% 9.52% 7.87% Fund Type Fund and Manager* (and Sub-Adviser, if applicable) * The investment manager for each Fund is Jackson National Asset Management, LLC Current Expenses Average Annual Total Returns (as of 12/31/21) 1 Year 5 Year 10 Year A-4

JNL/Mellon Bond Index Fund3 Domestic/Global Fixed-Income (Investment Sub-Adviser to the Master Fund: Mellon Investments Corporation) 0.28%2 -1.79% 3.29% 2.55% JNL/Mellon U.S. Stock Market Index Fund Domestic/Global Equity (Mellon Investments Corporation) 0.31% 25.63% N/A N/A JNL/Mellon Communication Services Sector Fund Sector (Mellon Investments Corporation) 0.30%2 15.98% 12.66% 13.61% JNL/Mellon Consumer Discretionary Sector Fund Sector (Mellon Investments Corporation) 0.29%2 22.96% 22.88% 19.90% JNL/Mellon Consumer Staples Sector Fund Sector (Mellon Investments Corporation) 0.31%2 16.70% N/A N/A JNL/Mellon Energy Sector Fund Sector (Mellon Investments Corporation) 0.29%2 55.18% -2.65% 0.11% JNL/Mellon Financial Sector Fund Sector (Mellon Investments Corporation) 0.29%2 29.78% 11.49% 15.05% JNL/Mellon Healthcare Sector Fund Sector (Mellon Investments Corporation) 0.28%2 20.61% 17.53% 17.11% JNL/Mellon Industrials Sector Fund Sector (Mellon Investments Corporation) 0.31%2 21.37% N/A N/A JNL/Mellon Information Technology Sector Fund Sector (Mellon Investments Corporation) 0.27%2 33.69% 31.51% 23.06% JNL/Mellon Materials Sector Fund Sector (Mellon Investments Corporation) 0.32%2 28.78% N/A N/A JNL/Mellon Real Estate Sector Fund Sector (Mellon Investments Corporation) 0.31%2 39.26% N/A N/A JNL S&P 500 Index Fund Domestic/Global Equity (Mellon Investments Corporation) 0.09%2 28.53% N/A N/A JNL/Mellon Utilities Sector Fund Sector (Mellon Investments Corporation) 0.31%2 17.11% N/A N/A JNL/MFS Mid Cap Value Fund Domestic/Global Equity (Massachusetts Financial Services Company (d/b/a MFS Investment Management)) 0.65% 30.93% 12.44% 12.78% JNL/Morningstar U.S. Sustainability Index Fund Domestic/Global Equity (Mellon Investments Corporation) 0.36%2 31.09% N/A N/A JNL/Morningstar Wide Moat Index Fund Domestic/Global Equity (Mellon Investments Corporation) 0.46% 24.31% N/A N/A JNL/Neuberger Berman Strategic Income Fund Domestic/Global Fixed-Income (Neuberger Berman Investment Advisers LLC) 0.63% 3.04% 4.89% N/A JNL/Newton Equity Income Fund Domestic/Global Equity (Newton Investment Management North America, LLC) 0.61% 33.18% N/A N/A JNL/PIMCO Income Fund Domestic/Global Fixed-Income (Pacific Investment Management Company LLC) 0.63% 2.34% N/A N/A Fund Type Fund and Manager* (and Sub-Adviser, if applicable) * The investment manager for each Fund is Jackson National Asset Management, LLC Current Expenses Average Annual Total Returns (as of 12/31/21) 1 Year 5 Year 10 Year A-5

JNL/PIMCO Investment Grade Credit Bond Fund Domestic/Global Fixed-Income (Pacific Investment Management Company LLC) 0.43% -1.40% N/A N/A JNL/PIMCO Real Return Fund Domestic/Global Fixed-Income (Pacific Investment Management Company LLC) 0.51% 5.82% 5.40% 3.16% JNL/PPM America Floating Rate Income Fund Domestic/Global Fixed-Income (PPM America, Inc.) 0.65% 4.06% N/A N/A JNL/PPM America High Yield Bond Fund Domestic/Global Fixed-Income (PPM America, Inc.) 0.44% 6.10% 5.64% 6.24% JNL/PPM America Total Return Fund Domestic/Global Fixed-Income (PPM America, Inc.) 0.48% -0.86% N/A N/A JNL/RAFI® Fundamental U.S. Small Cap Fund Domestic/Global Equity (Mellon Investments Corporation) 0.32%2 30.78% 4.27% 9.85% JNL/RAFI® Multi-Factor U.S. Equity Fund Domestic/Global Equity (Mellon Investments Corporation) 0.37% 26.76% 12.19% 12.94% JNL/T. Rowe Price Balanced Fund Allocation (T. Rowe Price Associates, Inc.; Sub-Sub-Adviser: T. Rowe Price Investment Management, Inc.) 0.70% 13.07% N/A N/A JNL/T. Rowe Price Capital Appreciation Fund Domestic/Global Equity (T. Rowe Price Associates, Inc.; Sub-Sub-Adviser: T. Rowe Price Investment Management, Inc.) 0.66% 18.19% N/A N/A JNL/T. Rowe Price Established Growth Fund Domestic/Global Equity (T. Rowe Price Associates, Inc.) 0.53% 14.78% 22.41% 18.77% JNL/T. Rowe Price Mid-Cap Growth Fund Domestic/Global Equity (T. Rowe Price Associates, Inc.; Sub-Sub-Adviser: T. Rowe Price Investment Management, Inc.) 0.66% 13.24% 17.70% 16.25% JNL/T. Rowe Price Short-Term Bond Fund Domestic/Global Fixed-Income (T. Rowe Price Associates, Inc.) 0.41% -0.09% 2.24% 1.70% JNL/T. Rowe Price U.S. High Yield Fund Domestic/Global Fixed-Income (T. Rowe Price Associates, Inc.; Sub-Sub-Adviser: T. Rowe Price Investment Management, Inc.) 0.64% 5.10% N/A N/A JNL/T. Rowe Price Value Fund Domestic/Global Equity (T. Rowe Price Associates, Inc.) 0.56% 29.93% 14.43% 14.85% JNL/Vanguard Moderate ETF Allocation Fund Allocation (Mellon Investments Corporation) 0.27%2 6.93% N/A N/A JNL/Vanguard Moderate Growth ETF Allocation Fund Allocation (Mellon Investments Corporation) 0.28%2 10.91% N/A N/A JNL/Vanguard Growth ETF Allocation Fund Allocation (Mellon Investments Corporation) 0.27%2 14.84% N/A N/A JNL/WCM Focused International Equity Fund International (WCM Investment Management, LLC) 0.81% 17.44% N/A N/A Fund Type Fund and Manager* (and Sub-Adviser, if applicable) * The investment manager for each Fund is Jackson National Asset Management, LLC Current Expenses Average Annual Total Returns (as of 12/31/21) 1 Year 5 Year 10 Year A-6

JNL/Westchester Capital Event Driven Fund Alternative Strategies (Westchester Capital Management, LLC) 1.36% 3.31% N/A N/A JNL/Western Asset Global Multi-Sector Bond Fund Domestic/Global Fixed-Income (Western Asset Management Company, LLC; Sub-Sub- Advisers: Western Asset Management Company Limited and Western Asset Management Company Pte. Ltd.) 0.70% -4.03% -0.93% 1.53% JNL/William Blair International Leaders Fund International (William Blair Investment Management, LLC) 0.67% 6.48% 10.45% 8.28% JNL/WMC Balanced Fund Domestic/Global Equity (Wellington Management Company LLP) 0.41% 19.04% 11.47% 10.66% JNL/WMC Equity Income Fund Domestic/Global Equity (Wellington Management Company LLP) 0.59% 26% N/A N/A JNL/WMC Global Real Estate Fund Alternative Assets (Wellington Management Company LLP) 0.74% 27.12% 7.37% 8.30% JNL/WMC Government Money Market Fund Domestic/Global Fixed-Income (Wellington Management Company LLP) 0.37%2 0.04% 0.87% 0.43% JNL/WMC Value Fund Domestic/Global Equity (Wellington Management Company LLP) 0.48% 27.36% 11.50% 12.50% JNL/Goldman Sachs Managed Conservative Fund Allocation (Goldman Sachs Asset Management, L.P.) 0.72% 4.14% N/A N/A JNL/Goldman Sachs Managed Moderate Fund Allocation (Goldman Sachs Asset Management, L.P.) 0.74% 7.05% N/A N/A JNL/Goldman Sachs Managed Moderate Growth Fund Allocation (Goldman Sachs Asset Management, L.P.) 0.76% 11.17% N/A N/A JNL/Goldman Sachs Managed Growth Fund Allocation (Goldman Sachs Asset Management, L.P.) 0.78% 14.82% N/A N/A JNL/Goldman Sachs Managed Aggressive Growth Fund Allocation (Goldman Sachs Asset Management, L.P.) 0.81% 16.70% N/A N/A JNL Conservative Allocation Fund Allocation 0.81% 4.07% N/A N/A JNL Moderate Allocation Fund Allocation 0.82% 7.75% N/A N/A JNL Moderate Growth Allocation Fund Allocation 0.84% 10.56% N/A N/A JNL Growth Allocation Fund Allocation 0.87% 13.51% N/A N/A JNL Aggressive Growth Allocation Fund Allocation 0.89% 15.73% N/A N/A Fund Type Fund and Manager* (and Sub-Adviser, if applicable) * The investment manager for each Fund is Jackson National Asset Management, LLC Current Expenses Average Annual Total Returns (as of 12/31/21) 1 Year 5 Year 10 Year 1 Capital Research and Management Company is the investment adviser of the master fund in which this feeder fund invests. Under the master-feeder fund structure, the feeder fund does not buy individual securities directly. Rather, the feeder fund invests all of its investment assets in a corresponding master fund, which invests directly in individual securities. 2 The Fund’s current expenses reflect temporary fee reductions. A-7

3 Mellon Investments Corporation is the investment sub-adviser of the master fund in which this feeder fund invests. Under the master- feeder fund structure, the feeder fund does not buy individual securities directly. Rather, the feeder fund invests all of its investment assets in a corresponding master fund, which invests directly in individual securities. 4 The performance displayed is that of the Master Fund. Performance for the Fund has not been included because the Fund has less than one full calendar year of operations. A-8

Back Cover Page This summary prospectus incorporates by reference the Perspective Advisory II® prospectus and Statement of Additional Information (SAI), both dated April 25, 2022, as amended or supplemented. The SAI may be obtained, free of charge, in the same manner as the prospectus. Separate Account EDGAR contract identifier #C000190624 B-1

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Please note that recent changes to your delivery preferences may not be reflected with this mailing. Please also note that if you own more than one variable contract with Jackson®, your delivery preferences must be set up separately for each variable contract. For legal mailings of this nature, it can take up to 60 days for your delivery preferences to take effect. JMV18691ISP 04/22